Property and equipment net (Tables)	12 Months Ended
Sep. 30, 2024
Property and equipment net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation
	As of	As of
	September 30,	September 30,
	2024	2023

Machinery and equipment	$64,938	$62,973
Transportation equipment	29,489	48,009
Office equipment	3,064	19,492
Subtotal	97,491	130,474
Accumulated depreciation	(55,198)	(105,942)
Total	$42,293	$24,532